MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.







FUND LOGO








Semi-Annual Report

December 31, 1995

Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






Merrill Lynch Developing Capital Markets Fund, Inc.



Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 1995

A map illustrating the following percentages:

Ecuador                                     0.1%
Panama                                      0.7%
Venezuela                                   0.5%
Brazil                                     10.3%
Portugal                                    2.3%
Hungary                                     0.7%
Czech Republic                              0.2%
Poland                                      0.7%
Russia                                      1.6%
Greece                                      2.5%
Turkey                                      3.4%
Pakistan                                    0.2%
India                                       4.4%
Thailand                                    2.0%
China                                       0.2%
South Korea                                10.1%
Taiwan                                      1.4%
Mexico                                      7.4%
Peru                                        0.3%
Chile                                       1.1%
Argentina                                   4.5%
Morocco                                     2.3%
South Africa                                8.5%
Israel                                      1.7%
Zimbabwe                                    1.2%
Sri Lanka                                   0.1%
Malaysia                                    6.2%
Singapore                                   5.8%
Indonesia                                   6.0%
Hong Kong                                   5.7%
Philippines                                 0.8%
Australia                                   6.0%


[FN]
*Total may not equal 100%%.

DEAR SHAREHOLDER

During the six-month period ended December 31, 1995, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +0.55%, -0.03%, 0.00% and +0.44%, respectively, while the unmanaged Morgan Stanley Capital International Emerging Markets Free Index declined 1.98%. The Fund's performance benefited from investments in South Korea and Brazil, and its underweighting in Malaysia. However, the Fund's underweighting in South Africa was detrimental to performance.
During the quarter ended December 31, 1995, total returns for the Fund's Class A, Class B, Class C and Class D Shares were -1.87%, -2.10%, -2.15% and -1.91%, respectively. The unmanaged Morgan Stanley Capital International Emerging Markets Free Index declined 1.35%, for the same period. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

Investment Outlook & Activities
During the past six months, we substantially reduced the Fund's cash position from 18.4% of net assets to 0.4%, and our fixed-income investments from 6.8% of net assets to 3.5%. While we reduced our investments in emerging European markets such as Portugal, we increased equity investments in the other regions which included the Pacific Basin, the Middle East, Africa and Latin America.

In the Pacific Basin/Asia, our purchases--largely in Australia, Hong Kong, Malaysia and South Korea--raised the Fund's allocation in this region from 32.1% of net assets to 48.7%. In Malaysia, where valuations dropped to more reasonable levels, we bought Telekom Malaysia BHD, the country's dominant telecommunications utility. Prospects for the company should improve with the growing trend toward consolidation in the industry. In Hong Kong, where stocks should continue to benefit from falling global interest rates, we added investments in blue chip companies such as banking multinational HSBC Holdings PLC, the conglomerate Cheung Kong (Holdings) Ltd., and increased our investments in property developer, Sun Hung Kai Properties Ltd. Of the Asian markets, Hong Kong benefited most from the drop in US long-term bond yields and expectations of further interest rate cuts. In contrast, persistent worries over economic overheating negatively affected most of the Southeast Asian markets. The Malaysian budget released in October 1995 disappointed many investors who believed it would not sufficiently cool down the economy. In Thailand, continued political uncertainty added to inflation and current account deficit concerns.

Our investment activities in Latin America, largely in Argentina, Brazil and Mexico, increased the Funds' investments in that region from 21.4% of net assets to 24.9%. Mexico's devaluation of the peso on December 20, 1994 sent shock waves throughout Latin America. The spillover effect into the other Latin American markets, which became known as the "Tequila Effect," was quick and widespread. While there was several rallies since then, none was sustained, and confidence was not restored in the Latin American equity markets. Nonetheless, during this period of uncertainty governments implemented policies that were largely market-friendly. For example, in Brazil the Finance Ministry approved an initial rebalancing of telephone tariffs and the first inflation adjustment since the implementation of the Real Plan. This is positive for Telecomunicacoes Brasileiras S.A. (Telebras), the holding company for 27 telephone operating subsidiaries, because of its positive impact on earnings. The elimination of cross-subsidies between different services and increased local and long-distance rates could potentially result in a dramatic increase in net income for Telebras.

We increased investments in Israel, which currently represents 1.7% of the Fund's net assets. The assassination of Prime Minister Yitzhak Rabin highlighted the disparity of views in Israel concerning the country's peace talks with its neighbors, Palestine and Syria. Under the leadership of former Foreign Minister Shimon Peres, we believe these talks will continue and may even accelerate. The Tel Aviv stock exchange was resilient in the days following the assassination, likely indicating that, in the opinion of investors, Middle East peace is not dependent on Mr. Rabin's efforts alone. We anticipate that the potential "peace dividend" has yet to be reflected in stock prices.

One of our holdings in Israel is Bank Hapoalim Ltd., Israel's largest bank. The bank has a portfolio of non-banking assets, part of which it is being required to divest. There is uncertainty over the company's earnings prospects as a result of the divestiture because these non-banking assets generate 20% of corporate earnings. We believe this partial divestiture will benefit stock performance as it will reveal the value of the remaining assets, and will generate cash. Bank Hapoalim, which is 77% owned by the government, is expected to be privatized in the coming term, which should further increase investor interest.

The Fund's investments in South African equities increased to 8.5% of net assets. Among the Fund's investments is Western Areas Gold Mining Company Ltd. Over the past four years, Western Areas underwent a radical transformation from a loss-making marginal mine to a "blue chip" South African mine with the largest published ore reserve figure in the world. Western Areas recently merged with South Deep Mine, and remains inexpensive on a market capitalization relative to reserves basis. Now that wage negotiations are concluded in South Africa, we expect the gold mines to post higher production levels. We believe the current environment will be more conducive to changes that should benefit the gold mines and their labor force. In fact, after a recent visit to some of the South African mines, we sensed a better mood between labor and management. Both parties appear to agree that better cooperation and communication, and improved education and training, will lead to better productivity and higher gold production.

We expect the valuation gap between South African mines (with gold reserves valued at $35 per ounce) and many Australian mines (valued at $85 per ounce) to narrow, potentially resulting in an upward reevaluation of South African gold mining stocks. We expect Western Areas and other gold mining shares to benefit from any potential reevaluation as discussed earlier as well as weakness in the South African currency.

In Conclusion
Prospects for emerging markets are positive, but these markets are volatile and investors should maintain a long-term investment view. We appreciate your ongoing interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to assisting you with your financial needs.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager




February 2, 1996





PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
9/1/89--12/31/89                  $ 9.60        $10.13        $0.004           $0.132            + 6.97%
1990                               10.13          9.04          --              0.640            - 5.33
1991                                9.04         10.89          --              0.252            +23.35
1992                               10.89         10.18         0.324            0.518            + 0.85
1993                               10.18         16.80         0.278            0.069            +68.96
1994                               16.80         13.90         0.653            0.447            -10.97
1995                               13.90         13.18          --              0.238            - 3.43
                                                              ------           ------
                                                        Total $1.259     Total $2.296

                                                         Cumulative total return as of 12/31/95: +83.03%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
7/1/94--12/31/94                  $14.54        $13.86        $0.653           $0.412            + 2.36%
1995                               13.86         13.11          --              0.124            - 4.50
                                                              ------           ------
                                                        Total $0.653     Total $0.536

                                                         Cumulative total return as of 12/31/95: - 2.24%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Perform       ance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $16.71        $13.84        $0.653           $0.425            -10.98%
1995                               13.84         13.08          --              0.137            - 4.48
                                                              ------           ------
                                                        Total $0.653     Total $0.562

                                                         Cumulative total return as of 12/31/95: -14.97%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $16.77        $13.90        $0.653           $0.442            -10.84%
1995                               13.90         13.17          --              0.214            - 3.68
                                                              ------           ------
                                                        Total $0.653     Total $0.656

                                                         Cumulative total return as of 12/31/95: -14.12%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Recent
Performance
Results*
                                                                                          12 Month   3 Month
                                                              12/31/95  9/30/95 12/31/94  % Change   % Change
ML Developing Capital Markets Fund Class A Shares               $13.18   $13.68   $13.90    -5.18%    -3.65%
ML Developing Capital Markets Fund Class B Shares                13.11    13.52    13.86    -5.41     -3.03
ML Developing Capital Markets Fund Class C Shares                13.08    13.51    13.84    -5.49     -3.18
ML Developing Capital Markets Fund Class D Shares                13.17    13.65    13.90    -5.25     -3.52
ML Developing Capital Markets Fund Class A Shares--Total Return                             -3.43(1)  -1.87(1)
ML Developing Capital Markets Fund Class B Shares--Total Return                             -4.50(2)  -2.10(2)
ML Developing Capital Markets Fund Class C Shares--Total Return                             -4.48(3)  -2.15(3)
ML Developing Capital Markets Fund Class D Shares--Total Return                             -3.68(4)  -1.91(4)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.238 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.137 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.214 per share ordinary income dividends.




PERFORMANCE DATA (concluded)


Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/95                       - 3.43%        - 8.50%
Five Years Ended 12/31/95                 +12.57         +11.36
Inception (9/1/89) through 12/31/95       +10.01         + 9.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/95                       - 4.50%        - 8.28%
Inception (7/1/94) to 12/31/95            - 1.50         - 3.31

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/95                       - 4.48%        - 5.43%
Inception (10/21/94) to 12/31/95          -12.69         -12.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/95                       - 3.68%        - 8.73%
Inception (10/21/94) to 12/31/95          -11.96         -15.85

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                         (in US Dollars)
                                                                                                          Value    Percent of
AFRICA       Industries          Shares Held             Investments                       Cost         (Note 1a)  Net Assets
Morocco      Banking                 150,000    Wafa Bank                              $  5,810,251     $  6,401,897    1.1%

             Building Materials        8,000    Les Ciments de l'Oriental                   272,020          303,497    0.1

             Multi-Industry          161,154    Groupe Omnium Nord Africain               6,606,902        6,285,675    1.1

                                                Total Investments in Morocco             12,689,173       12,991,069    2.3


South        Beverage                193,300    South African Breweries Ltd.              4,536,254        7,080,683    1.3
Africa                                45,955    South African Breweries Ltd.
                                                  (ADR)(a)                                  976,696        1,683,102    0.3
                                                                                       ------------     ------------  ------
                                                                                          5,512,950        8,763,785    1.6

             Mining                  571,100    Beatrix Mines Ltd.                        4,980,435        5,131,987    0.9
                                      95,000    De Beers Consolidated Mines
                                                  Ltd. (ADR)(a)                           2,201,328        2,850,000    0.5
                                     518,900    Driefontein Consolidated Ltd.
                                                  (ADR)(a)                                7,581,381        6,421,388    1.1
                                     620,900    Kinross Mines Ltd.                        6,604,999        5,835,046    1.0
                                       9,200    Vaal Reefs Exploration & Mining
                                                  Co. Ltd.                                  682,419          595,747    0.1
                                      32,000    Western Areas Gold Mining
                                                  Company Ltd.                              464,817          539,992    0.1
                                     183,900    Western Areas Gold Mining
                                                  Company Ltd. (ADR)(a)                   2,518,063        3,057,338    0.6
                                                                                       ------------     ------------  ------
                                                                                         25,033,442       24,431,498    4.3

             Multi-Industry          845,634    Malbak Ltd. (GDR)(b)                      4,870,860        5,496,621    1.0
 .                                    289,400    The Morgan Stanley Africa
                                                  Investment Fund, Inc.                   3,357,059        3,726,025    0.6
                                     106,600    New South Africa Fund, Inc.               1,495,194        1,599,000    0.3
                                      90,900    Southern Africa Fund, Inc.                1,331,240        1,488,488    0.3
                                                                                       ------------     ------------  ------
                                                                                         11,054,353       12,310,134    2.2

             Steel                 2,479,706  ++South Africa Iron & Steel
                                                  Industrial Corp., Ltd.                  2,693,511        2,231,701    0.4

                                                Total Investments in South Africa        44,294,256       47,737,118    8.5


Zimbabwe     Beverages             3,829,000    Delta Corporation Ltd.                    6,089,752        6,419,387    1.2
             & Tobacco

                                                Total Investments in Zimbabwe             6,089,752        6,419,387    1.2


                                                Total Investments in Africa              63,073,181       67,147,574   12.0



EUROPE


Czech        Electrical &              9,206  ++Podnik Vypocetni Techniky
Republic     Electronics                          (PVT) (Preferred)                       1,903,926        1,035,895    0.2

                                                Total Investments in the
                                                Czech Republic                            1,903,926        1,035,895    0.2


Greece       Banking                  84,650    Ergo Bank (Ordinary) S.A.                 3,038,469        3,378,774    0.6

             Beverage                 93,750    Hellenic Bottling Co. S.A.                1,855,162        3,070,458    0.6

             Food                    357,868    Delta Dairy S.A. (Ordinary)               7,142,607        6,729,969    1.2
                                      45,287    Delta Dairy S.A. (Preferred)              1,170,377          669,841    0.1
                                                                                       ------------     ------------  ------
                                                                                          8,312,984        7,399,810    1.3

                                                Total Investments in Greece              13,206,615       13,849,042    2.5


Hungary      Food                     56,807  ++Pick Szeged Reszvenytarsasag
                                                  (ADR)(a)(d)                             2,947,401        2,117,765    0.4

             Health/Personal Care     12,000    Gedeon Richter Ltd.(GDR)(b)                 199,500          230,400    0.0

             Telecommunications       12,000  ++Magyar TavKozlesi Reszvenytarsasag
                                                  (Ordinary)                              2,338,938        1,836,286    0.3

                                                Total Investments in Hungary              5,485,839        4,184,451    0.7


Poland       Appliances &             89,000    Swarzedzkie Fabryki Mebli S.A.            2,102,193          379,261    0.1
             Household
             Durables

             Automotive              112,400    T.C. Debica                               1,567,776        1,696,948    0.3

             Banking                 243,029    Wielkopolski Bank Kredytowy               1,809,800          503,023    0.1

             Electrical &            150,000    Elektrim Towarzystow Handlowe S.A.        1,916,544          508,320    0.1
             Electronics

             Multi-Industry          385,032    Mostostal-Export S.A.                       995,772          757,875    0.1

                                                Total Investments in Poland               8,392,085        3,845,427    0.7


Portugal     Construction            224,000    Sociedade de Constracoes
                                                  Soares da Costa S.A.                    3,742,164        2,548,386    0.4
                                     107,200  ++Sociedade de Empreitadas
                                                  Somague S.A.                              755,699          559,904    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,497,863        3,108,290    0.5

             Merchandising            59,800    Estabelecimentos Jeronimo
                                                  Martins & Filho S.A.                    1,907,117        3,323,557    0.6

             Multi-Industry          314,150    Sonae Investimentos-SGPS S.A.             6,802,343        6,729,382    1.2

                                                Total Investments in Portugal            13,207,323       13,161,229    2.3

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                             (in US Dollars)
EUROPE                                                                                                    Value    Percent of
(concluded)  Industries          Shares Held             Investments                       Cost         (Note 1a)  Net Assets
Russia       Foreign        DM    13,000,000    Russian Ven Loan                       $  2,703,996     $  3,439,574    0.6%
             Government     US$    9,000,000    Russian Ven Loan                          2,610,000        3,082,500    0.6
             Obligations                                                               ------------     ------------  ------
                                                                                          5,313,996        6,522,074    1.2

             Multi-Industry          158,700    Templeton Russia Fund, Inc.               2,309,085        2,182,125    0.4

                                                Total Investments in Russia               7,623,081        8,704,199    1.6


Turkey       Automotive            5,600,000    Tofas Turk Otomobil Fabrikasi A.S.        1,266,868          546,116    0.1

             Beverage              3,928,768    Ege Biracilik Ve Malt Sanayii A.S.          472,057        1,363,705    0.2

             Beverage and            796,000    Erciyas Biracilik Ve Malt
             Tobacco                              Sanayii A.S. (GDR)(b)                  10,706,200        7,761,000    1.4

             Construction          5,630,940    Alarko Holdings A.S.                      2,083,732        2,280,298    0.4

             Food                  8,685,725    Kerevitas Gida Sanayii Ve
                                                  Ticaret A.S.                              397,272          803,968    0.1

             Insurance            11,138,750  ++Aksigorta A.S.                            2,227,750          874,530    0.2

             Merchandising         7,002,600    Migros Turk A.S.                          3,813,901        5,382,164    1.0

                                                Total Investments in Turkey              20,967,780       19,011,781    3.4


                                                Total Investments in Europe              70,786,649       63,792,024   11.4


LATIN
AMERICA


Argentina    Banking                  37,000    Banco Frances del Rio de la
                                                  Plata S.A. (ADR)(a)                     1,005,016          994,375    0.2

             Energy Sources           25,350    Astra Compania Argentina de
                                                  Petroleo S.A.                              57,139           46,893    0.0

             Foreign        US$   15,250,000    Republic of Argentina, 6.812%
             Government                           due 3/31/2005                           9,718,500       10,865,625    1.9
             Obligations

             Oil & Related           115,800    Yacimientos Petroliferos Fiscales
                                                  S.A. (Sponsored) (ADR)(a)               2,213,085        2,504,175    0.5

             Real Estate              31,572    Inversiones y Representaciones S.A.
                                                  (GDR)(b)                                  781,542          805,086    0.1

             Telecommuni-            208,700    Telefonica de Argentina S.A.
             cations                              (Class B)                                 509,721          563,434    0.1
                                     344,800    Telefonica de Argentina S.A.
                                                  (Class B) (ADR)(a)                      9,576,777        9,395,800    1.7
                                                                                       ------------     ------------  ------
                                                                                         10,086,498        9,959,234    1.8

                                                Total Investments in Argentina           23,861,780       25,175,388    4.5


Brazil       Appliances &          2,640,000    Brasmotor Group S.A. (Preferred)            572,456          524,359    0.1
             Household
             Durables

             Banking             672,365,239    Banco Bradesco S.A. (Preferred)           4,586,919        5,881,553    1.1
                                  15,721,251    Banco Bradesco S.A. (Preferred)
                                                  (Receipts)**                              111,785          137,523    0.0
                                  42,567,626    Banco Nacional S.A. (Preferred)             892,993                0    0.0
                                                                                       ------------     ------------  ------
                                                                                          5,591,697        6,019,076    1.1

             Beverage             13,866,513  ++Companhia Cervejaria Brahma
                                                  S.A. PN (Preferred)                     3,808,080        5,708,288    1.0

             Chemicals            46,963,333    Petroleo Brasileiro S.A. (Preferred)      6,380,127        4,010,998    0.7

             Electrical &         17,753,900  ++Light-Servicios de Eletricidade S.A.      6,393,851        5,682,271    1.0
             Electronics

             Steel             4,756,900,000    Usinas Siderurgicas de Minas
                                                  Gerais--Usiminas S.A. (Preferred)       3,918,468        3,867,398    0.7

             Telecommuni-            302,000    Telecomunicacoes Brasileiras S.A.--
             cations                              Telebras (ADR)(a)                      11,742,526       14,307,250    2.6
                                  58,731,403    Telecomunicacoes Brasileiras S.A.
                                                  --Telebras ON                           1,935,582        2,272,616    0.4
                                 150,111,413    Telecomunicacoes Brasileiras S.A.
                                                  --Telebras PN (Preferred)               6,708,628        7,229,818    1.3
                                                                                       ------------     ------------  ------
                                                                                         20,386,736       23,809,684    4.3

             Utilities--          11,190,400    Centrais Eletricas Brasileiras
             Electrical & Gas                     S.A.--Eletrobras (Preferred)            3,139,385        3,028,790    0.6
                                     216,740    Companhia Energetica de Minas
                                                  Gerais S.A.(CEMIG) (ADR)(a)(d)          5,141,012        4,632,818    0.8
                                                                                       ------------     ------------  ------
                                                                                          8,280,397        7,661,608    1.4

                                                Total Investments in Brazil              55,331,812       57,283,682   10.3


Chile        Apparel               6,800,201    Bata Chile S.A.                           1,920,913        1,004,956    0.2

             Automotive               36,500    Chilectra Generacion S.A.
                                                  (Chilgener)                               890,374          912,500    0.2

             Broadcasting &        5,072,871    Editorial Lord Cochrane S.A.              2,830,178        1,683,668    0.3
             Publishing            1,415,280    Editorial Lord Cochrane S.A.
                                                  (Rights)***                                     0                0    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,830,178        1,683,668    0.3

             Telecommuni-             28,000    Compania de Telefonos de Chile
             cations                              S.A. (ADR)(a)                           3,037,806        2,320,500    0.4

                                                Total Investments in Chile                8,679,271        5,921,624    1.1


Ecuador      Construction              4,825    La Cemento Nacional C.A. (GDR)
                                                  (b) (d)                                 1,449,510          820,250    0.1

                                                Total Investments in Ecuador              1,449,510          820,250    0.1


Mexico       Beverage                859,000    Fomento Economico Mexicano,
                                                  S.A. de C.V.  (Femsa) 'B'               1,993,943        1,927,458    0.4
                                     583,000    Fomento Economico Mexicano, S.A.
                                                  de C.V. (Femsa) 'B' (ADR)(a)(d)         1,295,680        1,238,875    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,289,623        3,166,333    0.6

             Building Materials    1,129,500    Apasco, S.A. de C.V.                      4,043,587        4,629,339    0.8

             Construction            167,000    Cementos Mexicanos, S.A. de C.V.
                                                  (Class B) (ADR) (a)                     1,509,987          599,987    0.1

             Financial Services      155,250  ++Banca Quadrum, S.A. de C.V.
                                                  (ADR)(a)                                2,012,895          776,250    0.1

             Health &                621,800    Kimberly-Clark de Mexico, S.A.
             Personal Care                        de C.V.                                 7,578,802        9,387,486    1.7
                                      21,000    Kimberly-Clark de Mexico, S.A.
                                                  de C.V. (ADR)(a)                          548,375          609,000    0.1
                                                                                       ------------     ------------  ------
                                                                                          8,127,177        9,996,486    1.8

             Merchandising         3,227,000    Cifra, S.A. de C.V. 'C'                   5,644,060        3,264,669    0.6

             Multi-Industry        1,286,787  ++Grupo Carso, S.A. de C.V. 'A'             9,370,220        6,959,665    1.3
                                     348,900  ++Grupo Carso, S.A. de C.V.
                                                  (ADR)(a)(d)                             4,028,200        3,532,613    0.6
                                                                                       ------------     ------------  ------
                                                                                         13,398,420       10,492,278    1.9

             Telecommuni-            266,550    Telefonos de Mexico, S.A. de
             cations                              C.V. (ADR)(a)                          14,534,412        8,496,281    1.5

                                                Total Investments in Mexico              52,560,161       41,421,623    7.4




CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                             (in US Dollars)
LATIN AMERICA                                                                                             Value    Percent of
(concluded)  Industries          Shares Held             Investments                       Cost         (Note 1a)  Net Assets
Panama       Beverage                117,750    Panamerican Beverages, Inc.
                                                  (Class A)                            $  3,364,454     $  3,768,000    0.7%

                                                Total Investments in Panama               3,364,454        3,768,000    0.7


Peru         Banking                  18,765    Credicorp S.A. (c)                           94,494          323,696    0.1

             Metals & Steel          355,331  ++Southern Peru Copper Corp. S.A.           1,471,094        1,255,565    0.2
                                     110,418  ++Southern Peru Copper Corp. S.A.
                                                  (T Shares)                                350,031          303,193    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,821,125        1,558,758    0.2

                                                Total Investments in Peru                 1,915,619        1,882,454    0.3


Venezuela    Cement                   15,930    Venezolana de Cementos S.A.C.A.
                                                  (Vencemos)                                 28,303           19,712    0.0

             Steel                   311,472    Siderurgica Venezolana SIVENSA,
                                                  S.A.I.C.A.--S.A.C.A.                      171,239          100,743    0.0

             Textiles              1,023,882    Mantex S.A.C.A.                             118,975           88,109    0.0

             Utilities--           3,772,618  ++C.A. La Electricidad de Caracas
             Electrical & Gas                     S.A.I.C.A.--S.A.C.A.                    4,384,809        2,597,173    0.5

                                                Total Investments in Venezuela            4,703,326        2,805,737    0.5


                                                Total Investments in Latin America      151,865,933      139,078,758   24.9


MIDDLE EAST


Israel       Banking                 963,012  ++Bank Hapoalim Ltd.                        1,542,640        1,591,501    0.3
                                   3,843,099  ++Bank Leumi Israel                         5,460,273        5,284,506    0.9
                                                                                       ------------     ------------  ------
                                                                                          7,002,913        6,876,007    1.2

             Merchandising            76,873  ++Blue Square Chain Stores
                                                  Properties & Investments Ltd.             438,729          517,735    0.1

             Multi-Industry           21,618  ++Koor Industries Ltd.                      1,829,649        2,143,385    0.4

                                                Total Investments in Israel               9,271,291        9,537,127    1.7



Pakistan     Electrical            1,313,365  ++Karachi Electric Supply Corp. Ltd.        1,121,386        1,017,196    0.2
             Components
                                                Total Investments in Pakistan             1,121,386        1,017,196    0.2

                                                Total Investments in the
                                                Middle East                              10,392,677       10,554,323    1.9


PACIFIC
BASIN/ASIA


Australia    Banking                 971,000    National Australia Bank Ltd.              8,569,255        8,736,631    1.5

             Entertainment           234,100    Burswood Property Trust Ltd.                284,401          313,338    0.1

             Merchandising           325,450    Amway Asia Pacific Ltd.                   9,629,634       11,594,156    2.1

             Multi-Industry        3,126,000    Pacific Dunlop Ltd.                       7,364,301        7,322,155    1.3

             Recreation            3,064,971  ++Crown Casino Ltd.                         3,903,370        5,697,781    1.0

                                                Total Investments in Australia           29,750,961       33,664,061    6.0

China        Appliances            7,797,167    Shenzhen China Bicycles Co.
             & Household                          (Holdings) Ltd. 'B'                     3,066,711        1,280,704    0.2
             Durables

                                                Total Investments in China                3,066,711        1,280,704    0.2


Hong Kong    Automotive            6,540,000    Sime Darby (Hong Kong) Ltd.               8,406,479        6,301,474    1.1

             Banking                 160,000    Hang Seng Bank Ltd. (Warrants)(e)            41,839           48,629    0.0
                                   2,184,000    HSBC Holdings PLC (Warrants)(e)             940,652        1,052,535    0.2
                                   6,915,666    JCG Holdings, Ltd.                        5,141,460        5,053,481    0.9
                                                                                       ------------     ------------  ------
                                                                                          6,123,951        6,154,645    1.1

             Conglomerates         3,280,000    Citic Pacific Ltd. (Warrants)(e)            313,931          388,502    0.1
                                   5,280,000    Hutchison Whampoa Ltd. (Warrants)(e)      1,104,396        1,303,156    0.2
                                   1,370,000    Wharf (Holdings) Ltd. (Warrants)(e)          76,602           78,848    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,494,929        1,770,506    0.3

             Food                 23,939,000    C.P. Pokphand Co. Ltd. (Ordinary)         6,782,211        9,597,892    1.7

             Property              9,160,000    Cheung Kong (Holdings) Ltd.
                                                  (Warrants)(e)                           2,171,217        2,547,077    0.5
                                   7,682,000    Henderson Land Development Co.,
                                                  Ltd. (Warrants)(e)                      1,589,962        1,609,524    0.3
                                     710,000    Sun Hung Kai Properties Ltd.
                                                  (Warrants) (e)                          3,075,104        3,344,284    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,836,283        7,500,885    1.4

             Utilities             3,663,000    China Light & Power Co., Ltd.
                                                  (Warrants)(e)                             334,457          336,359    0.1
                                   2,580,000    Hong Kong & China Gas Co., Ltd.
                                                  (Warrants)(e)                              98,206           91,762    0.0
                                   1,465,000    Hong Kong Electric Holdings, Ltd.
                                                  (Warrants)(e)                              83,352           75,789    0.0
                                                                                       ------------     ------------  ------
                                                                                            516,015          503,910    0.1

                                                Total Investments in Hong Kong           30,159,868       31,829,312    5.7

India        Banking                 586,000    State Bank of India                       3,281,019        3,188,407    0.6

             Broadcasting            180,600  ++Videocon International Ltd.
             & Publishing                         (GDR)(b)                                1,575,271          487,620    0.1

             Building Materials        3,770    The Associated Cement Co. Ltd.              400,888          298,168    0.1

             Chemicals                62,300    Mardia Chemical Ltd.                        270,844           89,506    0.0

             Energy Sources          661,000  ++Bombay Suburban Electric
                                                  Supply Co. Ltd.                         3,596,013        2,576,302    0.5
                                     333,000    Cochin Refinery Ltd.                      2,604,742        1,373,684    0.2
                                                                                       ------------     ------------  ------
                                                                                          6,200,755        3,949,986    0.7

             Financial Services       44,570  ++Housing Development Finance Corp.         3,409,195        3,442,605    0.6
                                   2,111,000    Industrial Credit & Investment
                                                  Corporation of India Ltd.               8,138,060        4,774,523    0.9
                                                                                       ------------     ------------  ------
                                                                                         11,547,255        8,217,128    1.5

             Recreation &            580,000  ++Suraj Diamonds Ltd.                       1,522,715          792,034    0.1
             Consumer Goods

             Textiles                 92,600  ++Grasim Industries Ltd.                    1,733,158        1,417,320    0.3
                                     335,000  ++JCT Ltd.                                    581,358          209,673    0.0
                                     103,900    Raymond Woolen Mills Ltd.                   758,747          809,917    0.1
                                     374,100    Reliance Industries Ltd.                  3,127,997        2,203,092    0.4
                                                                                       ------------     ------------  ------
                                                                                          6,201,260        4,640,002    0.8

             Utilities--             667,500  ++Kec International Ltd.                    5,050,805        1,917,994    0.3
             Electric & Gas          333,750  ++Kec International Ltd. (Bonus Shares)             0          958,997    0.2
                                                                                       ------------     ------------  ------
                                                                                          5,050,805        2,876,991    0.5

                                                Total Investments in India               36,050,812       24,539,842    4.4




CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                             (in US Dollars)
PACIFIC BASIN/
ASIA                             Shares Held/                                                             Value    Percent of
(concluded)  Industries          Face Amount             Investments                       Cost         (Note 1a)  Net Assets
Indonesia    Banking               2,790,500  ++P.T. Bank Bali                         $  7,645,923     $  5,497,920    1.0%

             Broadcasting   US$    4,245,000  ++P.T. Surya Citra Television, 4%
             & Publishing                         due 7/01/1997 (Convertible)(d)          4,411,585        4,245,849    0.8

             Building              3,400,000  ++P.T. Mulia Industrindo                    7,233,704        9,601,576    1.7
             Materials

             Energy                5,197,000  ++P.T. Kabelmetal Indonesia                 8,139,759        4,266,364    0.8

             Equipment &           1,684,200  ++P.T. Supreme Cable Manufacturing
             Services                             Corp. (Sucaco)                          5,008,807        2,507,128    0.4
                                                                                       ------------     ------------  ------
                                                                                         13,148,566        6,773,492    1.2

             Telecommuni-            147,420    P.T. Indonesian Satellite Corp.
             cations                              (ADR)(a)                                5,600,335        5,380,830    1.0

             Mining--Tin             139,700  ++P.T. Tambang Timah (GDR)(b)(d)            1,778,381        1,624,711    0.3

                                                Total Investments in Indonesia           39,818,494       33,124,378    6.0


Malaysia     Banking                 654,000    Malayan Banking BHD                       5,389,660        5,513,335    1.0

             Broadcasting &        1,566,000    New Straits Times Press BHD               6,103,192        5,243,648    0.9
             Publishing            1,950,000    Sistem Televisyen Malaysia BHD            5,747,770        7,028,757    1.2
                                                                                       ------------     ------------  ------
                                                                                         11,850,962       12,272,405    2.1

             Steel                 2,812,000    Maruichi (Malaysia) Steel Tube BHD        6,830,151       10,468,150    1.9

             Telecommuni-            690,000    Telekom Malaysia BHD                      5,039,383        5,381,918    1.0
             cations

             Utilities               250,000    Tenaga Nasional BHD                         991,985          984,834    0.2

                                                Total Investments in Malaysia            30,102,141       34,620,642    6.2


Philippines  Banking        US$    4,000,000    Metropolitan Bank and Trust
                                                  Company, 2.75% due 9/10/2000
                                                  (Convertible)(d)                        4,000,000        4,290,000    0.8

                                                Total Investments in the Philippines      4,000,000        4,290,000    0.8


Singapore    Automobiles             520,000    Cycle & Carriage Ltd.                     5,117,680        5,185,290    0.9

             Banking                 420,000    Development Bank of Singapore Ltd.        5,026,576        5,227,723    1.0

             Broadcasting            507,000    Singapore Press Holdings Ltd.             7,554,596        8,963,932    1.6
             & Publishing

             Real Estate             765,000  ++City Developments Ltd.                    5,090,971        5,572,489    1.0

             Shipping                943,000    Jurong Shipyard Ltd.                      7,453,030        7,269,236    1.3

                                                Total Investments in Singapore           30,242,853       32,218,670    5.8

South Korea  Automotive               64,916  ++Dong Ah Tire Industries                   3,636,388        4,786,896    0.9

             Food                     29,390    Lotte Confectionery Corp.                 3,401,600        3,409,952    0.6

             Telecommuni-             26,007    Korea Mobile Telecommunications
             cations                              Corp.                                  16,122,160       28,537,628    5.1
                                     187,290    Korea Mobile Telecommunications
                                                  Corp. (GDR)(b)                          6,339,329        8,006,647    1.4
                                                                                       ------------     ------------  ------
                                                                                         22,461,489       36,544,275    6.5

             Utilities--             273,470    Korea Electric Power Corp.               10,599,661       11,835,677    2.1
             Electrical
             & Gas

                                                Total Investments in South Korea         40,099,138       56,576,800   10.1


Sri Lanka    Appliances              262,500    Lankan Tiles                                337,398          196,225    0.0
             & Household
             Durables

             Leisure & Tourism        90,625    Aitken Spence                               518,247          316,705    0.1

                                                Total Investments in Sri Lanka              855,645          512,930    0.1


Taiwan       Electrical &            275,000  ++Advanced Semiconductor
             Electronics                          Engineering, Inc. (GDR)(b)              4,193,750        3,636,875    0.6

             Multi-Industry          213,800    Taiwan Fund, Inc.                         4,527,279        4,382,900    0.8

                                                Total Investments in Taiwan               8,721,029        8,019,775    1.4


Thailand     Banking                 634,000    Thai Farmers Bank, Ltd.                   5,977,718        6,395,393    1.1

             Financial Services      805,000    Finance One Public Company Ltd.,
                                                  'Foreign'                               5,402,491        5,083,201    0.9

                                                Total Investments in Thailand            11,380,209       11,478,594    2.0


                                                Total Investments in the Pacific
                                                Basin/Asia                              264,247,861      272,155,708   48.7

SHORT-TERM                           Face
SECURITIES                          Amount


             Commercial     US$    1,985,000    General Electric Capital Corp.,
             Paper*                               5.90% due 1/02/1996                     1,984,024        1,984,024    0.4

                                                Total Investments in Short-Term
                                                Securities                                1,984,024        1,984,024    0.4


             Total Investments                                                         $562,350,325      554,712,411   99.3
                                                                                       ============
             Other Assets Less Liabilities                                                                 3,891,974    0.7
                                                                                                        ------------  ------
             Net Assets                                                                                 $558,604,385  100.0%
                                                                                                        ============  ======



            *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **The receipts may be exchanged for shares until approximately
             2/27/96.
          ***The rights may be exercised until 1/16/96.
           ++Non-income producing security.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)Formerly known as Banco de Credito de Peru S.A.
          (d)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $22,503,000, representing 4.03% of net assets.

                                                           Acquisition                         Value
             Issue                                           Date(s)               Cost      (Note 1a)
             Companhia Energetica de Minas
               Gerais S.A. (CEMIG) (ADR)              9/22/1994 to 8/01/1995   $ 5,141,012   $ 4,632,818
             Fomento Economico Mexicano, S.A.
               de C.V. (Femsa) 'B' (ADR)             4/28/1995 to 12/12/1995     1,295,680     1,238,875
             Grupo Carso, S.A. de C.V. (ADR)         2/10/1995 to 12/14/1995     4,028,200     3,532,613
             La Cemento Nacional C.A. (GDR)                       12/27/1994     1,449,510       820,250
             Metropolitan Bank and Trust Company,
               2.75% due 9/10/2000 (Convertible)                   8/01/1995     4,000,000     4,290,000
             Pick Szeged Reszvenytarsasag (GDR)      11/20/1992 to 8/11/1994     2,947,401     2,117,765
             P.T. Tambang Timah (GDR)                             10/06/1995     1,778,381     1,624,711
             P.T. Surya Citra Television, 4%
               due 7/01/1997 (Convertible)                         6/24/1995     4,411,585     4,245,849

             Total Restricted Securities                                       $25,051,769   $22,502,881
                                                                               ===========   ===========

          (e)Warrants entitle the Fund to purchase a predetermined number of shares of stock at a predetermined price until the expiration date.



             See Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$562,350,325) (Note 1a)                         $554,712,411
                    Foreign cash (Note 1c)                                                                     4,311,631
                    Receivables:
                      Securities sold                                                      $  6,168,963
                      Capital shares sold                                                     1,532,951
                      Dividends                                                               1,488,622
                      Interest                                                                  389,726        9,580,262
                                                                                           ------------
                    Prepaid expenses and other assets (Note 1f)                                                   46,146
                                                                                                            ------------
                    Total assets                                                                             568,650,450
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    6,998,008
                      Capital shares redeemed                                                 1,746,006
                      Investment adviser (Note 2)                                               437,235
                      Distributor (Note 2)                                                      177,604        9,358,853
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       687,212
                                                                                                            ------------
                    Total liabilities                                                                         10,046,065
                                                                                                            ------------

Net Assets:         Net assets                                                                              $558,604,385
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $  2,322,392
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                 1,504,313
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   194,617
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   226,882
                    Paid-in capital in excess of par                                                         595,688,302
                    Accumulated investment loss--net                                                          (1,170,055)
                    Accumulated distributions in excess of realized capital losses on
                    investments and foreign currency transactions--net                                       (17,076,473)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (15,307,048)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (7,778,545)
                                                                                                            ------------
                    Net assets                                                                              $558,604,385
                                                                                                            ============

Net Asset           Class A--Based on net assets of $306,031,381 and 23,223,920
Value:                       shares outstanding                                                             $      13.18
                                                                                                            ============
                    Class B--Based on net assets of $197,236,797 and 15,043,134
                             shares outstanding                                                             $      13.11
                                                                                                            ============
                    Class C--Based on net assets of $25,463,546 and 1,946,172
                             shares outstanding                                                             $      13.08
                                                                                                            ============
                    Class D--Based on net assets of $29,872,661 and 2,268,821
                             shares outstanding                                                             $      13.17
                                                                                                            ============


                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1995
Investment Income   Dividends (net of $420,172 foreign withholding tax)                                     $  6,069,207
(Notes 1d & 1e):    Interest and discount earned                                                               2,793,467
                                                                                                            ------------
                    Total income                                                                               8,862,674
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  2,819,340
                    Account maintenance and distribution fees--Class B (Note 2)                 917,673
                    Custodian fees                                                              660,514
                    Transfer agent fees--Class A (Note 2)                                       360,814
                    Transfer agent fees--Class B (Note 2)                                       237,957
                    Printing and shareholder reports                                            143,939
                    Account maintenance and distribution fees--Class C (Note 2)                 112,165
                    Accounting services (Note 2)                                                 75,564
                    Registration fees (Note 1f)                                                  73,725
                    Professional fees                                                            51,490
                    Account maintenance fees--Class D (Note 2)                                   32,976
                    Transfer agent fees--Class C (Note 2)                                        29,665
                    Transfer agent fees--Class D (Note 2)                                        27,548
                    Directors' fees and expenses                                                 19,727
                    Pricing fees                                                                  4,012
                    Other                                                                        37,195
                                                                                           ------------
                    Total expenses                                                                             5,604,304
                                                                                                            ------------
                    Investment income--net                                                                     3,258,370
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      (19,833,906)
(Loss) on             Foreign currency transactions--net                                      1,040,139      (18,793,767)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       17,225,021
(Notes 1b, 1c,        Foreign currency transactions--net                                       (204,102)      17,020,919
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                     (1,772,848)
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  1,485,522
                                                                                                            ============


                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           December 31,       June 30,
                    Increase (Decrease) in Net Assets:                                         1995             1995
Operations:         Investment income--net                                                 $  3,258,370     $  7,620,101
                    Realized loss on investments and foreign currency
                    transactions--net                                                       (18,793,767)      (8,597,447)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       17,020,919      (27,448,282)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                1,485,522      (28,425,628)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (5,561,685)        (987,487)
Shareholders          Class B                                                                (1,835,761)              --
(Note 1g):            Class C                                                                  (257,907)          (5,936)
                      Class D                                                                  (462,153)         (15,439)
                    Realized gain on investments--net:
                      Class A                                                                        --      (16,617,087)
                      Class B                                                                        --       (4,736,505)
                      Class C                                                                        --         (268,632)
                      Class D                                                                        --         (301,893)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --      (12,942,881)
                      Class B                                                                        --       (3,689,216)
                      Class C                                                                        --         (209,235)
                      Class D                                                                        --         (235,141)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (8,117,506)     (40,009,452)
                                                                                           ------------     ------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                       11,909,214      219,766,488
(Note 4):                                                                                  ------------     ------------



Net Assets:         Total increase in net assets                                              5,277,230      151,331,408
                    Beginning of period                                                     553,327,155      401,995,747
                                                                                           ------------     ------------
                    End of period*                                                         $558,604,385     $553,327,155
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income
                    (loss)--net                                                            $ (1,170,055)    $  3,689,081
                                                                                           ============     ============


                    See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have                         Class A
                    been derived from information provided in the
                    financial statements.                        For the Six
                                                                 Months Ended       For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:     Dec. 31, 1995++  1995      1994      1993++      1992
Per Share           Net asset value, beginning of period           $  13.35   $  14.61   $  11.62   $  11.92    $  10.43
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .10        .24        .11        .12         .15
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.03)      (.40)      3.23        .42        1.59
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .07       (.16)      3.34        .54        1.74
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.24)      (.04)      (.07)      (.14)       (.17)
                      Realized gain on investments--net                  --       (.60)      (.28)      (.70)       (.08)
                      In excess of realized gain on
                      investments--net                                   --       (.46)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.24)     (1.10)      (.35)      (.84)       (.25)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  13.18   $  13.35   $  14.61   $  11.62    $  11.92
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share                0.55%+++  (1.67%)    28.73%      5.17%      17.02%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses                                          1.60%*     1.62%      1.46%      1.71%       1.64%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income (loss)--net                     1.56%*     1.56%       .63%      (.04%)      1.73%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $306,031   $350,081   $401,996   $142,285    $126,417
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               23.40%     63.37%     66.85%     91.72%      71.05%
                                                                   ========   ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.



CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                             Class B                Class C               Class D
                    The following per share data and
                    ratios have been derived from        For       For the      For      For the       For      For the
                    information provided in the        the Six      Period    the Six     Period     the Six     Period
                    financial statements.               Months     July 1,     Months   Oct. 21,      Months   Oct. 21,
                                                        Ended      1994++++    Ended     1994++++     Ended     1994++++
                    Increase (Decrease) in             Dec. 31,  to June 30,  Dec. 31, to June 30,   Dec. 31, to June 30,
                    Net Asset Value:                    1995++      1995       1995++      1995       1995++      1995
Per Share           Net asset value, beginning of
Operating           period                            $  13.24     $  14.54   $  13.22   $  16.71   $  13.33    $  16.77
Performance:                                          --------     --------   --------   --------   --------    --------
                    Investment income--net                 .03          .08        .03        .08        .08         .13
                    Realized and unrealized loss
                    on investments and foreign
                    currency transactions--net            (.04)        (.32)      (.03)     (2.50)      (.03)      (2.48)
                                                      --------     --------   --------   --------   --------    --------
                    Total from investment
                    operations                            (.01)        (.24)        --      (2.42)       .05       (2.35)
                                                      --------     --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net              (.12)          --       (.14)      (.01)      (.21)       (.03)
                      Realized gain on invest-
                      ments--net                            --         (.60)        --       (.60)        --        (.60)
                      In excess of realized gain on
                      investments--net                      --         (.46)        --       (.46)        --        (.46)
                                                      --------     --------   --------   --------   --------    --------
                    Total dividends and dis-
                    tributions                            (.12)       (1.06)      (.14)     (1.07)      (.21)      (1.09)
                                                      --------     --------   --------   --------   --------    --------
                    Net asset value, end of period    $  13.11     $  13.24   $  13.08   $  13.22   $  13.17    $  13.33
                                                      ========     ========   ========   ========   ========    ========

Total Investment    Based on net asset value
Return:**           per share                           (0.03%)+++   (2.22%)+++  0.00%+++ (14.97%)+++  0.44%+++  (14.49%)+++
                                                      ========     ========   ========   ========   ========    ========

Ratios to           Expenses, excluding account
Average             maintenance and distribution
Net Assets:         fees                                 1.63%*       1.79%*     1.63%*     1.96%*     1.58%*      1.94%*
                                                      ========     ========   ========   ========   ========    ========
                    Expenses                             2.63%*       2.79%*     2.63%*     2.96%*     1.83%*      2.19%*
                                                      ========     ========   ========   ========   ========    ========
                    Investment income--net                .49%*       1.01%*     0.47%*     1.32%*     1.28%*      2.10%*
                                                      ========     ========   ========   ========   ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                    $197,237     $162,774  $  25,463  $  18,573  $  29,873   $  21,899
                                                      ========     ========   ========   ========   ========    ========
                    Portfolio turnover                  23.40%       63.37%     23.40%     63.37%     23.40%      63.37%
                                                      ========     ========   ========   ========   ========    ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the period.
                ++++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Consolidated Financial Statements.




NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)



* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Inter-company accounts and transactions have been eliminated.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1995, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $ 8,872       $128,368
Class D                               $13,666       $196,983

For the six months ended December 31, 1995, MLPF&S received contingent deferred sales charges of $205,051 and $11,047 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $60,427 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, MLFD, MLPF&S, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1995 were $224,276,483 and $119,949,376, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                   Realized
                                    Gains        Unrealized
                                   (Losses)        Losses

Long-term investments            $(19,383,112)  $ (7,637,914)
Short-term investments               (450,794)            --
Foreign currency transactions       1,040,139       (140,631)
                                 ------------   ------------
Total                            $(18,793,767)  $ (7,778,545)
                                 ============   ============


As of December 31, 1995, net unrealized depreciation for Federal income tax purposes aggregated $7,637,914, of which $61,961,224 related to appreciated securities and $69,599,138 related to depreciate securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $562,350,325.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $11,909,214 and $219,766,488 for the six months ended December 31, 1995 and the year ended June 30, 1995, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Six Months Ended                                    Dollar
December 31, 1995                     Shares        Amount

Shares sold                         1,197,700   $ 16,102,135
Shares issued to shareholders
in reinvestment of dividends          372,866      4,809,974
                                  -----------   ------------
Total issued                        1,570,566     20,912,109
Shares redeemed                    (4,571,820)   (60,917,803)
                                  -----------   ------------
Net decrease                       (3,001,254)  $(40,005,694)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended June 30, 1995                   Shares        Amount

Shares sold                         5,308,700   $ 81,203,014
Shares issued to shareholders
in reinvestment of dividends &
distributions                       1,836,555     26,556,587
                                  -----------   ------------
Total issued                        7,145,255    107,759,601
Shares redeemed                    (8,433,943)  (120,621,522)
                                  -----------   ------------
Net decrease                       (1,288,688)  $(12,861,921)
                                  ===========   ============



Class B Shares for the
Six Months Ended                                    Dollar
December 31, 1995                     Shares        Amount

Shares sold                         5,552,983   $ 73,705,277
Shares issued to shareholders
in reinvestment of dividends          128,947      1,655,685
                                  -----------   ------------
Total issued                        5,681,930     75,360,962
Shares redeemed                    (2,888,329)   (38,368,152)
Automatic conversion of shares        (48,448)      (642,616)
                                  -----------   ------------
Net increase                        2,745,153   $ 36,350,194
                                  ===========   ============

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)



Class B Shares for the Period                       Dollar
July 1, 1994++ to June 30, 1995       Shares        Amount

Shares sold                        14,365,857   $217,255,334
Shares issued to shareholders
in reinvestment of distributions      530,932      7,656,040
                                  -----------   ------------
Total issued.                      14,896,789    224,911,374
Shares redeemed                    (2,458,974)   (33,445,698)
Automatic conversion of shares       (139,834)    (2,000,726)
                                  -----------   ------------
Net increase                       12,297,981   $189,464,950
                                  ===========   ============

[FN]
++Commencement of Operations.



Class C Shares for the Six                          Dollar
Months Ended December 31, 1995        Shares        Amount

Shares sold                           845,288   $ 11,218,421
Shares issued to shareholders
in reinvestment of dividends           18,269        234,019
                                  -----------   ------------
Total issued.                         863,557     11,452,440
Shares redeemed                      (322,020)    (4,285,113)
                                  -----------   ------------
Net increase                          541,537   $  7,167,327
                                  ===========   ============



Class C Shares for the Period                       Dollar
October 21, 1994++ to June 30, 1995   Shares        Amount

Shares sold                         1,551,655   $ 21,809,222
Shares issued to shareholders
in reinvestment of dividends &
distributions                          31,002        446,738
                                  -----------   ------------
Total issued.                       1,582,657     22,255,960
Shares redeemed                      (178,022)    (2,376,474)
                                  -----------   ------------
Net increase                        1,404,635   $ 19,879,486
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Six                          Dollar
Months Ended December 31, 1995        Shares        Amount

Shares sold                         1,152,095   $ 15,317,963
Automatic conversion of shares         48,010        642,616
Shares issued to shareholders
in reinvestment of dividends           31,584        407,120
                                  -----------   ------------
Total issued.                       1,231,689     16,367,699
Shares redeemed                      (605,664)    (7,970,312)
                                  -----------   ------------
Net increase                          626,025   $  8,397,387
                                  ===========   ============



Class D Shares for the Period                       Dollar
October 21, 1994++ to June 30, 1995   Shares        Amount

Shares sold                         2,389,119   $ 33,003,605
Automatic conversion of shares        139,223      2,000,726
Shares issued to shareholders
in reinvestment of dividends &
distributions                          36,193        523,355
                                  -----------   ------------
Total issued.                       2,564,535     35,527,686
Shares redeemed                      (921,739)   (12,243,713)
                                  -----------   ------------
Net increase                        1,642,796   $ 23,283,973
                                  ===========   ============

[FN]
++Commencement of Operations.



5. Commitments:
At December 31, 1995, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $3,744,000 and $1,319,000, respectively.

EQUITY PORTFOLIO CHANGES


For the Quarter Ended December 31, 1995


Additions

 Banco Bradesco S.A. (Preferred) (Receipts)
 Banco Frances del Rio de la Plata S.A. (ADR)
*Canadian National Railway System Co.
 Cheung Kong (Holdings) Ltd. (Warrants)
 Chilectra Generacion S.A. (Chilgener)
   (ADR)
 China Light & Power Co., Ltd. (Warrants)
 Citic Pacific Ltd. (Warrants)
 Editorial Lord Cochrane S.A. (Rights)
 Finance One Public Company, Ltd., 'Foreign'
 HSBC Holdings PLC (Warrants)
 Hang Seng Bank Ltd. (Warrants)
 Henderson Land Development Co., Ltd.
   (Warrants)
 Hong Kong & China Gas Co., Ltd. (Warrants)
 Hong Kong Electric Holdings, Ltd. (Warrants)
 Hutchison Whampoa Ltd. (Warrants)
 JCG Holdings, Ltd.
 Kimberley-Clark de Mexico, S.A.
   de C.V. (ADR)
 Malayan Banking BHD
 P.T. Tambang Timah (GDR)
 Siderurgica Venezolana SIVENSA,
   S.A.I.C.A.-S.A.C.A.
 Sun Hung Kai Properties Ltd. (Warrants)
 Telekom Malaysia BHD
 Tenaga Nasional BHD
 Thai Farmers Bank, Ltd.
 Venezolana de Cementos S.A.C.A. (Vencemos)
 Wharf (Holdings) Ltd. (Warrants)

Deletions

*Canadian National Railway System Co.
 Compania Interamericana de
   Automoviles S.A. (CINA)
 Empresa Fabril de Maguinas Electricas S.A.
   (EFACEC)
 FOTEX RT--Fotex Elso Amerikai-Magyar
   Fotoszolgaltatasi Reszvenytarsasag
 Grupo Empresarial Fenix, S.A. de C.V.
   (ELEKTRA) 'L' Shares
 Grupo Herdez, S.A. de C.V. 'A'
 Hocheng Group Corp. (ADR)
 International Fast Food Corp.
 Komercni Banka
 Mesbla S.A. (Preferred)
 Pharmauti Gyogyszer es Elelmiszeripari
   Reszvenytarsasag (ADR)
 Pilipino Telephone Corp.
 Sun Hung Kai Properties Ltd.
 Winton Holdings Ltd.
 Zaklady Piwowarskie w Zywcu S.A. (Zywiec)

[FN]
*Added and deleted in the same quarter.




PORTFOLIO INFORMATION




Ten Largest Equity Holdings                       Percent of
As of December 31, 1995                           Net Assets

Korea Mobile Telecommunications Corp.                 5.1%
Telecomunicacoes Brasileiras S.A.--Telebras*          4.3
Korea Electric Power Corp.                            2.1
Amway Asia Pacific Ltd.                               2.1
Maruichi (Malaysia) Steel Tube BHD                    1.9
P.T. Mulia Industrindo                                1.7
C.P. Pokphand Co. Ltd. (Ordinary)                     1.7
Telefonica de Argentina S.A. (Class B) (ADR)          1.7
Kimberly-Clark de Mexico, S.A. de C.V.                1.7
Singapore Press Holdings Ltd.                         1.6

[FN]
*Includes combined holdings.